UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas		78704
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZQ	*
Warrants, exercisable for shares of common stock	CRZWQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on January 3, 2023 under the Symbols “CORZQ” and “CRZWQ,” respectively.

Item 7.01	Regulation FD Disclosure.

Plan and Disclosure Statement

As previously disclosed, on December 21, 2022, Core Scientific, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Court documents, is available online at cases.stretto.com/CoreScientific/, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent. The information on this web site is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Also, as previously disclosed, the Debtors filed with the Bankruptcy Court (i) on June 20, 2023, a proposed Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates and a related proposed form of Disclosure Statement; (ii) on August 8, 2023, the Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates (the “Amended Plan”) and a related Disclosure Statement for the Amended Plan; and (iii) on September 7, 2023, the Second Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates (the “Second Amended Plan”) and a related Disclosure Statement for the Second Amended Plan.

Also, as previously disclosed, on October 30, 2023, the Debtors reached an agreement in principle (the “Restructuring Term Sheet”) with the ad hoc group of the Debtors’ secured convertible notes holders (the “Ad Hoc Noteholder Group”) and the official committee of equity security holders in the Chapter 11 Cases (the “Equity Committee”) regarding the terms of a chapter 11 plan of reorganization, subject to finalization of the Debtors’ chapter 11 plan of reorganization and a related disclosure statement, the execution of a restructuring support agreement (the “Restructuring Support Agreement”) and other definitive documentation. The Restructuring Support Agreement, if and when executed by the Debtors, the Ad Hoc Noteholder Group and the Equity Committee, is expected to include terms regarding restructuring transactions (collectively, the “Restructuring”) consistent with those terms set forth in the Restructuring Term Sheet.

On November 10, 2023, the Debtors filed the Third Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates (the “Third Amended Plan”), and on November 13, 2023, the Debtors filed a related Disclosure Statement for the Third Amended Plan (the “Third Amended Disclosure Statement”) with the Bankruptcy Court. The Third Amended Disclosure Statement describes, among other things, the Third Amended Plan; the Restructuring; the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Third Amended Plan from certain of the Debtors’ creditors; and certain other aspects of the Restructuring.

Although the Debtors intend to pursue the Restructuring in accordance with the terms set forth in the Third Amended Plan, there can be no assurance that the Third Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Third Amended Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Third Amended Plan. Accordingly, neither the Debtors’ filing of the Third Amended Plan and Third Amended Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Third Amended Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Third Amended Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Third Amended Plan and the Third Amended Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Third Amended Plan or Third Amended Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at cases.stretto.com/CoreScientific/. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Copies of the Third Amended Plan and the Third Amended Disclosure Statement are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The foregoing description of the Third Amended Plan and Third Amended Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Third Amended Plan and the Third Amended Disclosure Statement.

As of the date of this filing, the Company has reached agreements in principle concerning the material terms of the Restructuring and support for the Third Amended Plan with certain, but not all, of its key stakeholders. Such agreements are embodied in the Third Amended Plan and/or will be the subject of separate motions to be filed with the Bankruptcy Court. The Company is continuing to engage in discussions with its remaining key stakeholders.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, successfully enter into and implement a restructuring plan, enter into the Restructuring Support Agreement, emerge from Chapter 11 and achieve significant cash flows from operations; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; finalization and receipt of the replacement debtor-in-possession facility; satisfaction of any conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates, dated November 10, 2023

99.2	Debtors’ Third Amended Disclosure Statement for Debtors’ Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates, dated November 13, 2023

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Date: November 13, 2023	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer